Exhibit 10.17.1

FIRST AMENDMENT TO ACQUISITION AGREEMENT
THIS FIRST AMENDMENT TO ACQUISITION AGREEMENT (this “Amendment”) is made and entered into as of this 21st day of December, 2011, by and among DAVIS STREET LAND COMPANY OF TENNESSEE, L.L.C., a Delaware limited liability company, as Trustee of The Green Hills Mall Trust, a Tennessee common law trust (“GHM I”), DAVIS STREET LAND COMPANY OF TENNESSEE II, L.L.C., a Delaware limited liability company, as Trustee of GH II Trust, a Tennessee common law trust (“GHM II”, and together with GHM I, “GHM”), GARDENS SPE II, LLC, a Delaware limited liability company (“GSPE”), EL PASEO LAND COMPANY, L.L.C., a Delaware limited liability company (“EPLC,” and together with GHM and GSPE, each individually or collectively, “Seller”), and THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP, a Delaware limited partnership (“Buyer”).
RECITALS
A.Seller and Buyer previously entered into that certain Acquisition Agreement dated as of September 30, 2011;
B.As of the date hereof, Seller and Buyer have not obtained all of the Loan Assumption Approvals required under the First Mortgage Loan Documents governing the EPV First Mortgage Loan; and
C.Seller and Buyer have agreed to amend the Acquisition Agreement as set forth below in this Amendment in order to split the Closing such that the Closing with respect to the GHM Development and all of the Property pertaining thereto (collectively, the “GHM Assets”) and the GOEP Development and all of the Property pertaining thereto (collectively, the “GOEP Assets”) shall occur on the date hereof and the Closing with respect to the EPV Development and all of the Property pertaining thereto (collectively, the “EPV Assets”) shall occur upon the receipt of the outstanding Loan Assumption Approvals required under the First Mortgage Loan Documents governing the EPV First Mortgage Loan.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereby agree as follows:
1.Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement.
2.Split Closing. Notwithstanding anything in the Acquisition Agreement to the contrary, (a) the Closing with respect to the GHM Assets and the GOEP Assets (the “First Closing”) shall occur on the date hereof, which date shall be the Closing Date with respect to such Closing, and (b) the Closing with respect to the EPV Assets (the “Second Closing”) shall occur on the date upon which such Closing is scheduled to occur as set forth in a written agreement between Seller and Buyer, failing which it shall be the date that is the earlier of (i) the third Business Day after the waiver (pursuant to Section 6.3 of the Acquisition Agreement) or satisfaction of the conditions to Closing set forth in Section 6.1.12 and Section 6.2.4 of the Acquisition Agreement with respect to the assumption of the EPV First Mortgage Loan by Buyer and (ii) the Outside Closing Date, or such later date to which the Closing Date may be extended pursuant to Sections 10.3, 12.4, 12.5, 14.1, 14.2 or 16.1 of the Acquisition Agreement, which date (the “Second Closing Date”) shall be the Closing Date for such Closing, provided, however, if the satisfaction or waiver of the conditions to Closing set forth in clause (i) above occurs prior to the Outside Closing Date but fewer than three Business Days prior to the Outside Closing Date, then the Second Closing shall nevertheless occur on the third Business Day after the date on which the conditions to Closing set forth in clause (i) above are satisfied. Except as otherwise provided herein, (a) the provisions of the Acquisition Agreement that are only effective on or after Closing shall be effective with respect to the GHM

Assets, the GOEP Assets, GHM and GSPE from and after the date hereof, but shall not be effective with respect to EPV Assets or EPLC unless and until the Second Closing occurs, and (b) the provisions of the Acquisition Agreement that are only effective prior to Closing shall not be effective with respect to the GHM Assets, the GOEP Assets, GHM or GSPE from and after the date hereof, but shall continue to be effective with respect to the EPV Assets and EPLC unless and until the Second Closing occurs. Prior to splitting the Closings, Seller and Buyer had signed certain of the closing documents in anticipation of a single Closing. At the First Closing, the Seller and Buyer have canceled all of EPLC's signatures on such documents, the intent being that EPLC, Buyer and any and all other parties thereto will execute and deliver replacement closing documents pursuant to the Acquisition Agreement in connection with the Second Closing.
3.Exchange Consideration. The Exchange Consideration shall continue to be allocated among the Developments as provided in Exhibit N to the Acquisition Agreement. The Exchange Consideration shall be given to Seller in the amount allocable to the GHM Assets and the GOEP Assets at the First Closing and in the amount allocable to the EPV Assets at the Second Closing. In connection with each Closing, the Exchange Consideration shall otherwise be designated and determined in accordance with and as provided in Section 3.1 of the Acquisition Agreement, except that if any Installment Notes are delivered in connection with the Second Closing pursuant to Section 3.1.1 of the Acquisition Agreement, then Buyer shall have no obligation to deliver Buyer Letters of Credit to secure the obligations of Buyer with respect to such Installment Notes.
4.Deposit; Seller Remedies. At the First Closing, the Deposit and all interest accrued on the Deposit shall be paid to Buyer. Section 16.2 of the Acquisition Agreement shall not be applicable to the Second Closing or Buyer's obligations under the Acquisition Agreement with respect to the EPV Assets and all matters related thereto. If Buyer fails or refuses to consummate the Second Closing on the Second Closing Date for any reason other than Seller's material default, failure of any condition to Buyer's obligation to close, or the exercise by Buyer of an express right of termination granted in the Acquisition Agreement, then Seller shall be entitled to terminate the Acquisition Agreement with respect to the EPV Assets and all matters related thereto and Seller shall have all of its rights and remedies at law and in equity with respect to such breach by Buyer; provided, however, that the maximum aggregate Liability of Buyer with respect to any such breach of its obligation to consummate the Second Closing shall not exceed in the aggregate One Million Dollars ($1,000,000).
5.Seller Cash Escrow. In accordance with Section 15.2, Seller has elected to provide the Cash Escrow as opposed to the Seller Letter of Credit and Seller has provided the Cash Escrow in connection with the First Closing. In connection with the Second Closing, Seller shall have no obligation to provide the Seller Letter of Credit or the Cash Escrow, because the Cash Escrow provided by Seller in connection with the First Closing satisfied Seller's obligations under Section 15.2 with respect to the Cash Escrow and the Seller Letter of Credit for both Closings. Subject to the limitations set forth in the Acquisition Agreement, the full Cash Escrow shall be available as security for Seller's obligations under Section 15.1 of the Acquisition Agreement after the First Closing, notwithstanding the fact that the Second Closing has not occurred. For the avoidance of doubt, the terms of Section 15.2 and Section 15.4 of the Acquisition Agreement shall limit Seller's liability or Buyer's liability, as applicable, in the aggregate under the Agreement (and not Closing by Closing).
6.Representation Expiration Date. The Representation Expiration Date used for purposes of both Closings shall be 11:59pm ET on the date that is 365 days after the date hereof.
7.Certain Acknowledgements. Seller acknowledges that in connection with the First Closing, Buyer has provided the Buyer Letters of Credit in amounts that exceed the respective amounts of the Installment Notes that they secure. Buyer acknowledges that Seller has satisfied the condition to Closing in Section 6.1.2 of the Acquisition Agreement with respect to the EPV Development.
8.References. Any reference to the Acquisition Agreement in any documents or other instruments delivered pursuant to the Acquisition Agreement or in connection therewith in connection with either or both of the Closings shall mean the Acquisition Agreement as amended hereby.
9.Ratification. The Acquisition Agreement, as amended hereby, is ratified and confirmed and remains in full force and effect.
10.Authority. Each party hereto represents and warrants that it has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder; and the execution, delivery and performance of this Amendment has been duly authorized by all necessary limited liability company or partnership action, as applicable, on the part of such party.
11.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (BUT NOT INCLUDING THE CHOICE OF LAW RULES THEREOF).
12.Counterparts; Signatures. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of or on behalf of each party, or the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single Amendment. Signatures to this Amendment transmitted by telecopy or email shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or emailed signature and shall accept the telecopied or emailed signature of the other party to this Amendment.

[Signatures Appear on the Following Page]

Seller and Buyer have executed this Amendment as of the day and year first above written.
SELLER:
DAVIS STREET LAND COMPANY OF TENNESSEE, L.L.C., as Trustee of The Green Hills Mall Trust

By:     DAVIS STREET LAND COMPANY, L.L.C.,
its sole member

By:    /s/ Robert Perlmutter
Name:    Robert Perlmutter
Title:    Manager

DAVIS STREET LAND COMPANY OF TENNESSEE II, L.L.C., as Trustee of GH II Trust

By:     DAVIS STREET LAND COMPANY, L.L.C.,
its sole member

By:    /s/ Robert Perlmutter
Name:    Robert Perlmutter
Title:    Manager

GARDENS SPE II, LLC

By:    MAINSTREET GOEP LLC, its Manager

By:    /s/ Robert Perlmutter
Name:    Robert Perlmutter
Title:    Manager

EL PASEO LAND COMPANY, L.L.C.

By:    DAVIS STREET PROPERTIES, LLC,
its Sole Member

By:    /s/ Robert Perlmutter
Name: Robert Perlmutter
Title:    Manager

BUYER:
THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    /s/ Steven E. Eder
Steven E. Eder
Its:    Authorized Signatory

SCHEDULE 1.1.150

PERSONAL PROPERTY LEASES AND LIENS

PROPERTY: THE MALL AT GREEN HILLS - LEASE SCHEDULE
SERVICE	VENDOR NAME/ADDRESS/CONTACT
Copier	Toshiba P. O. Box 790448 St. Louis, MO 63179-0448 Contact: Customer Service Telephone: 507-532-7755
Telephone System	NEC Financial Services 24189 Network Place Chicago, IL 60673-1241 Contact: Customer Service Telephone: 800-451-5361
Maintenance Vehicle 2009 Toyota Tacoma VIN#5TENX22N69Z630642	Toyota Financial Services P.O. Box 4102 Carol Stream, IL 60197-4102 Contact: Customer Service Telephone: 800-874-8822
Parking Space Counting Equipment Lease	U.S. Bancorp Business Equipment Finance Group 1310 Madrid St., Ste. 106 Marshall, MN 56258-4004 Contact: Documentation Dept. Telephone: 800-621-3106
Parking Space Counting Equipment Contract	Creative Parking Concepts 209 10th Avenue South Suite 139 Nashville, TN 37203 Contact: Todd Albert Phone: 615-522-8370
Security Vehicle/Equipment (2) 2010 T3 Motion Serial #1103 Serial #1113	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Security Vehicle 2009 Toyota Tacoma VIN#3TMJU62N29M085289	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Security Vehicle 2009 Toyota Tacoma VIN#3TMJU62N69MO84548	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Imaging Campaign Ongoing Maintenance (Marketing)	Panzano & Partners, LLC 304 Harper Drive, Suite 205 Moorestown, NJ 08057 Contact: Telephone: 856-866-5500

PROPERTY: THE GARDENS ON EL PASEO - LEASE SCHEDULE
SERVICE	VENDOR NAME/ADDRESS/CONTACT
Copier	Xerox 77530 Enfield Lane, Bldg. 1, Suite 1 Palm Desert, CA 92211 Contact: Stan Maze, Account Manager Telephone: 760-345-6889
Fire Alarm System	ADT Security Services 1120 Palmyrita Ave., Suite 280 Riverside, CA 92507 Contact: Roland Gomez, authorized rep. Telephone: 971-789-9043
Security Vehicle (Thru STT Security)	STT Security Services 1600 North Mission Mount Pleasant, MI 48858 Contact: Dave Rusch (President) Telephone: 989.772.9323

SCHEDULE 1.1.151

PERSONAL PROPERTY

Attached:

Mall at Green Hills Personal Property List (5 pages)

The Gardens on El Paseo Personal Property List (3 pages)

El Paseo Village Personal Property List (1 page)

Mall at Green Hills
Personal Property

COPIER
Brother MFC-440CN (Cust Srv)

COMPUTERS
(2) Lenovo T410 laptops (NB/BS)
(1) Lenovo T400 laptop (SM)
(1) Lenovo ThinkCentre (Spare)
(1) hp Compaq (AF)
(1) hp xw4400 workstation (ED)
(1) hp xw4200 workstation (KB)
(1) Toshiba Tecra M10-S3451 laptop (HVV)
(1) Compaq Presario (Cust Srv)

MONITORS
(1) hp L1706 (ED)
(1) Lenovo ThinkVision (Spare)
(2) ViewSonic VG900b (BS/KB)
(1) ViewSonic VA2226w (AF)
(1) Acer T230H (NB)
(1) Dell (Cust Srv)

PRINTERS/SCANNERS
hp Laserjet 6P (KB)
hp Laserjet 4000TN (Work Area)
hp scanjet 2200C scanner (Work Area)
Epson Stylus CX4800 (JC)
hp OfficeJet 6000 (Security)
brother HL2270DW (BS)

CALCULATOR/CASH REGISTER
Xerox XRX-230
Casio HR-150LB printing calculator
Casio MS-80TV
Casio HR-100TM
Sharp EL-334F calculator
Sharp XE A 206 Cash Register

PHONE SYSTEM
NEC DSX Phone System
(12) DSX 34 BL phones

BOOK CASES
(5) 5-tier-laminate - Paoli, Inc.
(3) 3-tier-laminate - Paoli, Inc.

FILING CABINETS
(5) 4-drawer lateral-metal - Steelcase, Inc.
(4) 3-drawer lateral-metal - Steelcase, Inc.
(11) 2-drawer lateral-laminate - Paoli, Inc.
(1) 4-drawer vertical-fireproof - Paoli, Inc.

CHAIRS
(16) leather conference w/wheels - Highmark
(15) upholstered guest chairs - Steelcase, Inc.
(8) leather desk chairs w/wheels - Steelcase, Inc.
(3) upholstered desk chairs w/wheels - Steelcase, Inc.
(4) leather reception chairs w/wood legs - Brayton Int.
(1) leather sofa w/wood legs - Brayton Int.

DESKS/TABLES/CREDENZAS
(3) laminate w/left arm - Paoli, Inc.
(1) laminate w/right arm - Paoli, Inc.
(3) wooden desks - Paoli, Inc.
(3) wooden credenzas - Paoli, Inc.
(2) square occasional tables - Paoli, Inc.
(1) sofa table - Paoli, Inc.
(2) wooden conference tables w/glass tops - Paoli, Inc.
(2) wooden buffets - Paoli, Inc.
(1) 24 x 48 laminate "T' leg table - Spec Furniture
(1) 36 x 72 laminate "T' leg table - Spec Furniture
(1) 42 x 78 laminate "T2" leg table - Spec Furniture

MISCELLANEOUS ITEMS
GBC Shredmaster 1236 shredder
(2) electric pencil sharpeners
(3) bulletin boards

CAMERAS
(1) Kodak EasyShare Z712 IS
(1) Canon PowerShot SDI400 IS

RADIO SYSTEMS
Kenwood KMC-9 Base Unit
(12) Kenwood w/chargers

SOUND SYSTEMS
Muzak Sound Syst-Music, Paging, Fire-upgraded amp '10
Yamaha 2-speaker cassette deck
Sound Pacific 2-speaker cassette deck

VEHICLES
(1) Ford F150-1992-maintenance
(1) GMC Truck-1986-maintenance
(1) water tank w/gas operated water pump

ADDITIONAL ITEMS
(1) Panasonic Television
(1) FD-10C debit card reader
(1) FD100 Credit Card Machine
(1) C.T.S. Time Systems Time Clocks
(1) Sentry Safe
(3) wheel chairs
(3) single strollers
(2) double strollers
(2) weather radios
(1) Sensormatic Monitor and VCR
(3) Refrigerators
(3) Microwaves
(1) Dishwasher
(12) Food Court Tables
(45) Food Court Chairs
(23) Large Trash Cans-outside
(12) Small Trash Cans-outside
(52) Trash cans-common area
(56) Large Benches-common area
(6) Small Benches-common area
(28) Large Benches-outside
(165) Folding chairs
New Stage-8 pieces
(1) RMU (kiosk)
(5) Carts
(10) 6' Folding Tables
(2) 8' Folding Tables
50' Pipe and Drape
(20) Table Cloths
(17) Brass sign holders
Christmas Décor

MAINTENANCE
(1) Generator
(1) Chain Saws
(1) Blower
(2) Electric drills
(1) Grinder
(2) Electric saws
(1) Nail gun
(2) Soldering kits
(2) Bolt cutters
(2) Paint cabinets
(10) Step ladders
(1) Electric lift
(1) Dewalt hand tool set
(1) Pallet jack
(1) Rolling Tool Box (Large)
(1) Stationary Tool Box (Large)
(1) Shop Vac

Mall at Green Hills Personal Property (Leased)

PROPERTY: THE MALL AT GREEN HILLS - LEASE SCHEDULE
SERVICE	VENDOR NAME/ADDRESS/CONTACT
Copier	Toshiba P. O. Box 790448 St. Louis, MO 63179-0448 Contact: Customer Service Telephone: 507-532-7755
Telephone System	NEC Financial Services 24189 Network Place Chicago, IL 60673-1241 Contact: Customer Service Telephone: 800-451-5361
Maintenance Vehicle 2009 Toyota Tacoma VIN#5TENX22N69Z630642	Toyota Financial Services P.O. Box 4102 Carol Stream, IL 60197-4102 Contact: Customer Service Telephone: 800-874-8822
Parking Space Counting Equipment Lease	U.S. Bancorp Business Equipment Finance Group 1310 Madrid St., Ste. 106 Marshall, MN 56258-4004 Contact: Documentation Dept. Telephone: 800-621-3106
Parking Space Counting Equipment Contract	Creative Parking Concepts 209 10th Avenue South Suite 139 Nashville, TN 37203 Contact: Todd Albert Phone: 615-522-8370
Security Vehicle/Equipment (2) 2010 T3 Motion Serial #1103 Serial #1113	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Security Vehicle 2009 Toyota Tacoma VIN#3TMJU62N29M085289	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Security Vehicle 2009 Toyota Tacoma VIN#3TMJU62N69MO84548	STT, Inc. 1600 N. Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 989-773-9042
Imaging Campaign Ongoing Maintenance (Marketing)	Panzano & Partners, LLC 304 Harper Drive, Suite 205 Moorestown, NJ 08057 Contact: Telephone: 856-866-5500

Gardens on El Paseo Personal Property

DESCRIPTION	QTY
Large files storage room	3
4 tier shelvesoffice	2
6' benches common area	12
4' benches common area	34
6' arm benches common area	14
4 high back benches common area	4
Wood tables common area	18
Wood chairs common area	72
Umbrellas common area	16
Plastic stack chairs	200
4' folding table	4
6' folding table	8
HP Laser Printer	1
Nextel Phones staff phones	7
Nortel phone system	1
Reception desk office	1
Turnstone chair	1
Casio adding machine	1
3 piece table & chairs	1
Office desk	1
Chair, desk	1
Bookcase office	4
Standard file cabinet office	2
Office desk	1
Desk chair office	1
Credenza office	1
Chairs office	2
Office desk	1
Chairs office	2
Sharp calculator	1
Cannon calculator	1
Wooden platform risers (stages)	6
Metal standing sign holders	8
Battery charger	1
Fire proof safe	1
Norcent monitor	1
Lexmark printer	1
Coin sorter	1

DESCRIPTION	QTY
Storage shelving units	3
Plastic stack chairs	220
Folding tables	4
Clay flower pots common area	2
Ash urns common area	8
GE refrigerator	1
Umbrella stands	2
Leather chair office	1
Stacked chairs office	7
High back chairs office	4
Bookcases office	4
Keyboard holder	1
wheelchair	1
Holiday décor	1
Paper cutter	1
Terra Cotta pots & ashtrays common area	1
PA and podium	1
Stripping machine	1
17" flat monitor	1
Chain saw	1
6' folding table	4
Umbrella canopy common area	4
Power washer	1
Arm chairs office	4
Weed trimmer	1
Credit card machine	1
DVD/VCR	1
15" TV	1
Umbrellas	4
Power generators	2
Computer CPU	1
Computer workstation	1
Computer equipment Laptop	1
Monitor - PA	1
Laptop/mouse	1
Backpack blower	1
Keyboard	1
wood Fencing (Easter)	1
Holiday décor ornaments	1
Arm chairs	4
Storage shelves	1
Bistro tables (4) and chairs (12)	16
GM laptop computer	1
Polycom phone system	1
Office Credenza	1

Gardens on El Paseo
Personal Property (Leased)

PROPERTY: THE GARDENS ON EL PASEO - LEASE SCHEDULE
SERVICE	VENDOR NAME/ADDRESS/CONTACT
Copier	Xerox 77530 Enfield Lane, Bldg. 1, Suite 1 Palm Desert, CA 92211 Contact: Stan Maze, Account Manager Telephone: 760-345-6889
Fire Alarm System	ADT Security Services 1120 Palmyrita Ave., Suite 280 Riverside, CA 92507 Contact: Roland Gomez, authorized rep. Telephone: 971-789-9043
Security Vehicle (Thru STT Security)	STT Security Services 1600 North Mission Mount Pleasant, MI 48858 Contact: Dave Rusch (President) Telephone: 989.772.9323

El Paseo Village
Personal Property

DESCRIPTION	QTY
6' high back benches common area	2
6' high back benches with cushions common area	2
High back chairs with cushions common area	10
22 x 28 sign holders	4
wheelchair	1

El Paseo Village
Personal Property (Leased)

SCHEDULE 11.1.5

TENANT DEPOSITS

Attached:

The Mall at Green Hills – Tenant and Construction Deposits Attached

The Gardens on El Paseo – Tenant and Construction Deposits Attached

El Paseo Village - None

Schedule 11.1.5 - Tenant Deposits

The Mall at Green Hills
Security/Construction Deposits

Tenant	Deposit

Security Deposits

Venetian Nails	4,224.25
Therapy Systems	5,284.58
Nail Spa	4,947.64
Wolford	16,216.64
Rosetta Stone	1,700.00
Judith Bright	4,089.00
Fuzziwigs	5,157.12
Specs	10,000.00
Jestibo	4,000.00
Nashville Symphony	1,000.00
Global Cellular	4,500.00

Total security deposits	61,119.23

Construction Deposits

Bacon Construction (current project)	3,500.00
Cahill Construction (J Crew)	3,500.00
Horizon Constr. (Lucky Brand)	3,500.00
Unique Structures (Nine West)	3,500.00
Lakeview Constrc. (Noodles)	3,500.00
Burdg, Dunham (Anthropologie)	3,500.00
DLP Construction (Charming Charlie)	3,500.00
NTI (Coach)	3,500.00
James Hunt (Sunglass Hut)	3,500.00

Total construction deposits	31,500.00

Green Hills II
Security/Construction Deposits

Tenant	Deposit

Security Deposits

Tokyo Steakhouse	13,333.33
—

Total security deposits	13,333.33

Mainstreet GOEP LLC
Security/Construction Deposits

Tenant	Deposit

Security Deposits

b. Alsohn's Jewelers A-1124	7,111.21
Gail Jewelers E-1503	11,666.67
Anderholt-Whittaker E-2516	5,742.05
Chelsea Taylor F-1618	6,040.00
Jewel Orchid C-1318 (Temp tenant)	250.00
Brookstone (A-1126)	3,000.00

Total security deposits	33,809.93

Construction Deposits

Shrader & Martinez (Ann Taylor)	3,500.00
SD Deacon (Tommy Bahamas)	3,500.00

Total construction deposits	7,000.00

SCHEDULE 11.1.13

Loan Reserves

As of December 14, 2011
	Lender/Servicer	RE Tax (1)	Insurance (2)	Capital Expenditures (3)	Unfunded Obligations (4)

Mall at Green Hills	Metropolitan Life Insurance Co.	1,777,863.67	94,170.20	—	—

Gardens on El Paseo	LNR Partners, LLC./Berkadia	244,048.05	—	—	—

El Paseo Village	Wells Fargo Commercial Servicing	30,183.67	23,062.41	4,429.41	1,070,387.38

(1) Reserve is for the payment of real estate taxes.
(2) - Reserve is for the payment of property insurance.
(3) - Reserve is for the payment of capital expenditures.
(4) - Reserve is for the payment of the Mastro's tenant allowance, external lease commission, and a rent holdback. The escrow detail is as follows:

	Mastro's Rent Holdback	210,000.00
	Mastro's tenant allowance	768,880.00
	Mastro's External Leasing Commissions	90,000.00
	Interest earned to date	1,507.38
		1,070,387.38

SCHEDULE 12.3.1

ANCHOR LEASES

The Mall at Green Hills

TENANT	LEASE DOCUMENTS

Macy's	SNDA dated August 11, 2010
Letter Re: Opening Date: January 26, 2010
Letter Re: Title Policy: September 21, 2009
Notice Address Letter: August 21, 2009
Consent to Separate Assessment Letter: March 10, 2009
First Amendment to Lease: February 3, 2009
SNDA dated May 26, 2005
Commencement Date Memo: November 15, 2004
SNDA Dated April 15, 2003
Memorandum of Lease: December 4, 2003
Notice Address Letter: December 23, 2002
Indemnity Agreement: November 20, 2002
Lease: November 20, 2002

Nordstrom	First Amendment to Memorandum of Lease: August 12, 2010
Second Amendment to Lease: August 12, 2010
SNDA dated August 11, 2010
First Amendment to Lease: February 11, 2010
Opening Date Letter: January 26, 2010
Title Policy Letter: September 21, 2009
Consent to Separate Assessment Leter: March 10, 2009
Memorandum of Lease: March 10, 2009
Lease: February 5, 2009

The Gardens on El Paseo

TENANT	LEASE DOCUMENTS

Saks	SNDA dated May 20, 2011
SNDA dated February 13, 2009
Fourth Amendment to Lease: December 1, 2010
Assignment and Assumption: January 30, 2010
Third Amendment to Lease: February 6, 2009
Lease Assignment & Assumption Agreement: January 31, 2001
Second Amendment to Lease: October 21, 1997
First Amendment to Lease: March 26, 1997
Lease: October 10, 1995

SCHEDULE 12.3.6
SERVICE CONTRACTS
Attached:
The Mall at Green Hills Contract Schedule (2 pages)
The Gardens on El Paseo and El Paseo Village Contract Schedule (2 pages)

1 of 2

PROPERTY: THE MALL AT GREEN HILLS
Terminable on
SERVICE	VENDOR NAME/ADDRESS/CONTACT	30-Day Notice
Water Source Heat Pump Chemical Treatment	Anco 1233 Monarch Way Brentwood, TN 37027 Contact: James Maslinski Telephone: 615-427-6073	Yes

Water Source Heat Pump Equipment	Jewell Mechanical 1000 4th Ave. S. Nashville, TN 37210-2626 Contact: Bree Jewell Telephone: 615-416-3622	Yes

Rooftop Equipment	Jewell Mechanical 1000 4th Ave. S. Nashville, TN 37210-2626 Contact: Bree Jewell Telephone: 615-416-3622	Yes

Chilled Water System	Jewell Mechanical 1000 4th Ave. S. Nashville, TN 37210-2626 Contact: Bree Jewell Telephone: 615-416-3622	Yes

Generator preventive maintenance	Cummins Crosspoint, LLC 2301 Nelson Miller Parkway Louisville, KY 40223 Contact: Paul Davis Telephone: 502-254-3363	Yes

Parking Lot Sweeping	American Property Maintenance, Inc. 2626 Pantall Rd. Thompson Station, TN 37179 Contact: Cliff Reliford Telephone: 615-406-9748	Yes

Elevator Maintenance	KONE 1410 Donelson Pike, Ste. A-20 Nashville, TN 37217 Contact: Barry Lambert Telephone: 615-360-7013	Yes

Escalator Maintenance	KONE 1410 Donelson Pike, Ste. A-20 Nashville, TN 37217 Contact: Barry Lambert Telephone: 615-360-7013	Yes

Floor Mat Cleaning	Cintas Box 372 Franklin, KY 41235 Contact: Josh Moore Telephone: 615-228-3400	Yes

Fire Sprinkler System Inspection	Superior Fire Protection, Inc. 113 Park South Ct. Nashville, TN 37210 Contact: Brian Curtis Telephone: 615-254-8507	Yes

Pest Control	McCloud Services 411 Old Stone Bridge Rd. Goodlettsville, TN 37072-3204 Contact: Terry Wagner Telephone: 615-855-1515	Yes

2 of 2

PROPERTY: THE MALL AT GREEN HILLS
Terminable on
SERVICE	VENDOR NAME/ADDRESS/CONTACT	30-Day Notice
Housekeeping	SMS 7135 Charlotte Pike, #100 Nashville, TN 37209 Contact: Gary Sharpton Telephone:	Yes

Mall expansion Master Planning	Hastings Architecture Associates 127 Third Avenue South Nashville, TN 37201 Contact: David Baily Telephone: 615-329-1399	Yes

Plant Maintenance-Interior	Ambius, Inc. 623 Airpark Center Drive Nashville, TN 37217 Contact: Al Martin Telephone: 615-366-9023	Yes

Security	STT, Inc. 1600 North Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 800-860-1788	Yes

Customer Service	STT, Inc. 1600 North Mission Mt. Pleasant, MI 48858 Contact: Dave Rusch Telephone: 800-860-1788	Yes

Trash Removal	Waste Management 1428 Antioch Pike Antioch, TN 37013 Contact: Amy Schween Telephone: 615-405-4807	Yes

Landscaping Contract-Exterior	Old South Landscaping 4009 Copeland Dr. Nashville, TN 37215 Contact: Chris Hollis Telephone: 615-463-2584	Yes

Valet Parking Services	PMC Acquisition Corp. d/b/a Parking Mgmt. Co. 306 42nd Ave. N. Nashville, TN 37209 Contact: Tim Wilson Telephone: 615-352-0415	Yes

T1 Line/Local&Long Distance Phone Service	Windstream Communications P. O. Box 580451 Charlotte, NC 28258-0451 Contact: Byron Ball Telephone: 615-335-2304	Yes

Card Program and Service Agreement	Store Financial 7171 W. 95th St., Ste. 400 Overland Park, KS 66212 Contact: David Spohr Telephone: 913-967-2169	Yes

Copier Maintenance Agreement	Digital Business Machines 5217 Linbar Dr., Ste. 306 Nashville, TN 37211 Contact: James Turpin Telephone: 615-370-4211	Yes

The Gardens on El Paseo
Service Contract Summary

Service	Vendor Name	Terminable on 30-Day Notice
Alarm -Fire system	ADT - ADT owned equipment.	No
Cell Phones	Sprint/Nextel 760-250-4596 Sprint/Nextel 760-802-6968 Sprint/Nextel 760-275-8675 Sprint/Nextel 760-275-9218	No
Copier	Xerox	No
Elevator/Escalator	Schindler	No
Grease Traps	Roto Rooter	Yes
Video/HS Internet	Time Warner Cable	No
Janitorial	Merchants Building Maintenance	Yes
Landscaping - Exterior	Sunshine Landscape	Yes
Landscaping - Waterscape	Aqua Medic	Yes
Music	Muzak, LLC	No
Pest Control	Orkin	Yes
Postage Meter	Pitney Bowes	No
Security	STT, Inc.	Yes
Wireless Internet	City of Palm Desert	No
Fire Sprinkler System	SimplexGrinnell	Yes
Common area lights	LaSalle Lighting Services	Yes
Cleaning of Art pieces	Palm Springs Art Museum	No
Tommy Bahama's Waterproofing/Plumbing Consultant Overview	Prest Vuksic Architects	Yes
OFFICE
Gift Cards	Store Financial	Yes
MARKETING
Web Hosting	BHI	Yes

The Gardens on El Paseo
Service Contract Summary

Service	Vendor Name	Terminable Clause
HS Internet	Time Warner Cable	30 days written notice on renewal term
Janitorial	Merchants Building Maintenance	30 days written notice
Landscaping- Exterior	Sunshine Landscape	30 days written notice
Music	Muzak, LLC	90 days written notice on renewal term
Pest Control	Orkin	30 days written notice
Security (same as GOEP)	STT, Inc.	30 days written notice
Fire Sprinkler System	SimplexGrinnell	30 day written notice
Common area lights	LaSalle Lighting Services	30 day written notice
Music License	SEASAC	30 day written notice on renewal
Fire Alarm System	Premier Security Service	30 day written notice on renewal